SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 1, 2020.
MFS® Income Fund
(Formerly MFS® Strategic Income Fund)

Effective immediately, the sub-sections entitled "Fees and Expenses" and "Example" under the main heading "Summary of Key Information" are restated in their entirety as follows:
Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy and hold shares of the fund, which are not reflected below. Expenses have been adjusted to reflect current fee arrangements.
You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $100,000 in MFS funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 11 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.
Shareholder Fees (fees paid directly from your investment):
Share Class	A	B	C	I	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	4.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	B	C	I	R6
Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None
Other Expenses	0.25%	0.25%	0.25%	0.25%	0.17%
Total Annual Fund Operating Expenses	1.00%	1.75%	1.75%	0.75%	0.67%
Fee Reductions and/or Expense Reimbursements[1]	(0.27)%	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.73%	1.48%	1.48%	0.48%	0.40%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
1
Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.40% of the fund's average daily net assets annually up to $2.5 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2022. Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.73% of the class' average daily net assets annually for Class A shares, 1.48% of the class' average daily net assets annually for each of Class B and Class C shares, 0.48% of the class' average daily net assets annually for Class I shares, and 0.40% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2022.

 1042822                               1                                                                                                                                 MFO-SUP-I-080120

MFS Income Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$496	$688	$913	$1,559
Class B Shares assuming
redemption at end of period	$551	$808	$1,108	$1,827
no redemption at end of period	$151	$508	$908	$1,827
Class C Shares assuming
redemption at end of period	$251	$508	$908	$2,026
no redemption at end of period	$151	$508	$908	$2,026
Class I Shares	$49	$196	$374	$889
Class R6 Shares	$41	$170	$330	$793

Effective immediately, the fifth paragraph in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund" is restated in its entirety as follows:
Effective August 1, 2020, MFS has agreed in writing to reduce its management fee to 0.40% of the fund's average daily net assets annually up to $2.5 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2022.  For the period from October 1, 2019, to July 31, 2020, MFS agreed in writing to reduce its management fee to 0.45% of the fund's average daily net assets annually up to $1 billion. This written agreement was terminated as of July 31, 2020.

Effective immediately, the seventh paragraph in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund" is restated in its entirety as follows:
MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.73% of the class' average daily net assets annually for Class A shares, 1.48% of the class' average daily net assets annually for each of Class B and Class C shares, 0.48% of the class' average daily net assets annually for Class I shares, and 0.40% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least February 28, 2022.

 1042822                               2                                                                                                  MFO-SUP-I-080120